SCHEDULE 14C

(Rule 14c-101)

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Schedule 14C Information

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Ohio National Fund, Inc.

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Ohio National Fund, Inc.	One Financial Way Cincinnati, Ohio 45242 Post Office Box 237 Cincinnati, Ohio 45201-0237

July [    ], 2017

Dear Variable Contract or Policy Owner:

As a variable contract or policy owner with contract or policy values allocated to Ohio National Fund’s (the “Fund”) Small Cap Growth Portfolio, Aggressive Growth Portfolio or Risk Managed Balanced Portfolio (collectively, the “Portfolios”), you are receiving this Information Statement relating to recent changes approved by the Board of Directors of the Fund (the “Board”).

At an in-person meeting on March 15, 2017, the Board approved new sub-advisory agreements between Ohio National Investments, Inc. (the “Adviser”) and Janus Capital Management LLC (“Janus”) with respect to the Small Cap Growth Portfolio, Aggressive Growth Portfolio and the Balanced component of the Risk Managed Balanced Portfolio (collectively, the “New Sub-Advisory Agreements”). The New Sub-Advisory Agreements became effective on May 30, 2017.

This statement is being sent for your information only and you are not required to take any action.

As always, we thank you for your confidence and support.

Sincerely,

Michael J. DeWeirdt

President

INFORMATION STATEMENT

OHIO NATIONAL FUND, INC.

(the “Fund”)

One Financial Way

Montgomery, Ohio 45242

Small Cap Growth Portfolio

Aggressive Growth Portfolio

Risk Managed Balanced Portfolio (Balanced Component)

(collectively, the “Portfolios”)

This Information Statement provides information concerning the Small Cap Growth Portfolio, Aggressive Growth Portfolio and the Balanced component of the Risk Managed Balanced Portfolio. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This document is for informational purposes only and you are not required to take any action.

This Information Statement is being distributed in connection with the approval by the Board of Directors (the “Board”) of Ohio National Fund, Inc. (the “Fund”) at an in-person meeting on March 15, 2017 (the “Meeting”) of new sub-advisory agreements between Ohio National Investments, Inc. (the “Adviser”) and Janus Capital Management LLC (“Janus” or “Sub-Adviser”) with respect to the Small Cap Growth Portfolio, Aggressive Growth Portfolio and the Balanced component of the Risk Managed Balanced Portfolio (collectively, the “New Sub-Advisory Agreements”). The New Sub-Advisory Agreements became effective on May 30, 2017.

Pursuant to an Exemptive Order received by the Fund from the Securities and Exchange Commission (“SEC”), the Adviser may change sub-advisers or hire new sub-advisers for the Fund’s portfolios without obtaining shareholder approval if the sub-advisers are not affiliates of the Adviser (the “Exemptive Order”). On April 30, 2002, shareholders of the Fund generally authorized the Adviser to enter into sub-advisory agreements pursuant to the Exemptive Order. As a condition of such order, the Adviser must furnish shareholders of the affected portfolio(s) with certain information about new advisory and sub-advisory agreements. This Information Statement is intended to comply with that condition. The Information Statement is first being sent on or about July [            ], 2017 to shareholders of record of the Portfolios as of the close of business on May 30, 2017.

I.	Background

At the Meeting, the Board, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”) within the meaning of that term under the Investment Company Act of 1940, as amended (the “Act”), approved the New Sub-Advisory Agreements with respect to the Portfolios, effective May 30, 2017. The approval of the New Sub-Advisory Agreements was made in accordance with the Exemptive Order and does not require shareholder approval. The Adviser is not affiliated with Janus.

The prior sub-advisory agreements between the Adviser and Janus with respect to the Portfolios terminated, by virtue of their terms, in connection with a change of control of Janus that resulted from the merger between Janus’ parent, Janus Capital Group Inc. (“JCGI”) and Henderson Group plc (“Henderson”) (the “Transaction”). As a result of the Transaction, the surviving entity, and parent company of Janus, is Janus Henderson Group plc (“Janus Henderson”). Under the Act, a transaction that results in the transfer of a controlling block of an investment adviser’s outstanding voting interests constitutes an “assignment” of the adviser’s investment advisory contracts. The Transaction therefore resulted in an assignment of the prior sub-advisory agreements, which caused automatic termination, pursuant to their terms, as required by the Act.

The Adviser will not benefit financially from Janus continuing to serve as Sub-Adviser to the Portfolios following the Transaction. The sub-advisory fees to be paid by the Adviser for the Portfolios did not change as a result of the Transaction, and there were no changes in the management of the Portfolios or the Portfolios’ management teams.

II.	New Sub-Advisory Agreements

The following is a brief summary of the material terms of the New Sub-Advisory Agreements for the Portfolios, copies of which are attached as Appendix A, Appendix B and Appendix C. You should read Appendix A, Appendix B and Appendix C for a complete understanding of the New Sub-Advisory Agreements. The New Sub-Advisory Agreements were approved by the Board, including a majority of the Independent Directors, at the Meeting.

Each New Sub-Advisory Agreement provides that Janus will, among other things:

(1)	provide investment advice and recommendations to the Portfolio with respect to the Portfolio’s investments, consistent with the Portfolio’s investment policies and restrictions;

(2)	arrange for the purchase and sale of the Portfolio’s securities;

(3)	provide, at its expense, all necessary investment and management facilities; and

(4)	provide periodic reports regarding the investment activity and composition of the Portfolio.

The terms of the New Sub-Advisory Agreements are the same in all material respects, with the exception of effective dates, as the prior sub-advisory agreements with Janus. The fees payable by the Adviser for sub-advisory services for the Portfolios under the New Sub-Advisory Agreements and the prior sub-advisory agreements have not changed. The sub-advisory fees under the New Sub-Advisory Agreements for the Portfolios are paid by the Adviser at the following effective annualized rates of the respective Portfolio’s average daily net assets:

Small Cap Growth Portfolio	Aggressive Growth Portfolio	Risk Managed Balanced Portfolio
0.55% of first $150 million	0.55% of first $100 million	0.35% of first $500 million
0.45% over $150 million	0.50% of next $400 million	0.25% over $500 million
0.45% over $500 million

For the fiscal year ended December 31, 2016, the Adviser paid $1,184,746, $285,322 and $745,236, respectively, in sub-advisory fees for the Small Cap Growth Portfolio, Aggressive Growth Portfolio and Risk Managed Balanced Portfolio, which was 0.52%, 0.55% and 0.35%, respectively, of each Portfolio’s average daily net assets.

III.	Information About the Sub-Adviser

Janus is a Delaware limited liability company located at 151 Detroit Street, Denver, Colorado 80206. Janus is a wholly owned subsidiary of Janus Henderson. As of March 31, 2017, JCGI and Henderson had a combined $330.8 billion in assets under management.

Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser or sub-adviser to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts.

The following are the names and principal occupations of the principal executive officers and directors of Janus.

Name	Principal Occupation
Bruce Koepfgen	President

Richard M. Weil	Chief Executive Officer

Jennifer J. McPeek	Chief Operating and Strategy Officer

Name	Principal Occupation
Brennan Hughes	Chief Financial Officer

Susan Wold	Chief Compliance Officer

David R. Kowalski	Chief Risk Officer

Enrique Chang	Chief Investment Officer

Michelle R. Rosenberg	Deputy General Counsel

Michael D. Elder	Senior Vice President, Head of North American Distribution

IV.	Board Approval of the Sub-Advisory Agreements

At the Meeting, the Board, including all of the Independent Directors, approved the New Sub-Advisory Agreements. The Directors noted that they were being asked to approve the New Sub-Advisory Agreements due to the Transaction.

In considering the approval of the New Sub-Advisory Agreements, the Directors noted that they had approved the prior sub-advisory agreements with Janus at their November 17, 2016 Board meeting. They also discussed with representatives of the Adviser a memorandum provided by Janus that indicated that the material terms of the New Sub-Advisory Agreements were identical to the material terms of the prior sub-advisory agreements and that adoption of the New Sub-Advisory Agreements would not result in any increase in fees or expenses borne by shareholders.

The Directors indicated, therefore, that their primary consideration for the purpose of approving the New Sub-Advisory Agreements was to determine whether the anticipated quality of services to be provided by Janus to the Portfolios would in any way be negatively impacted as a result of the merger. In this regard, the Directors noted that they had received assurances from Janus that the quality of services that Janus provides to the Portfolios would not be materially impacted by the merger, except that Janus would gain the strength of a broader and deeper investment management team through the combined resources of Janus and Henderson. The Directors also noted that Janus would retain the same investment policies, key personnel and other support systems as under the prior sub-advisory agreements. Based on these representations, the Directors indicated that they were convinced that the merger would not have a negative impact on Janus’ ability to provide effective services as sub-adviser to each Portfolio.

The Board then turned to its review of updated information relating to each Portfolio, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through January 31, 2017, (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group” or “peer group”), as well as management fee peer comparison charts showing where each Portfolio’s sub-advisory fee was located in the dispersion of its peer funds’ sub-advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (5) profitability analyses for Janus with respect to each Portfolio; and (6) other information regarding the nature, extent and quality of services provided by Janus.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed New Sub-Advisory Agreements in private session with such counsel at which no representatives of management or the Adviser or Janus were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each New Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each New Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided by Janus. Because of the relatively brief time since their last review of the prior sub-advisory agreements with Janus, the Directors revisited and confirmed their deliberations from their November 17, 2016 meeting. The Directors took into account information they received during the previous year at Board meetings in connection with Janus’ service to the Portfolios. They considered that the change of control at Janus was not expected to result in any change that would negatively impact the services provided to the Portfolios, and that the nature, extent, and quality of services to be provided would be at least as good as those provided under the prior sub-advisory agreements. It was the Directors’ conclusion that overall, they continued to be satisfied with the nature, extent and quality of services anticipated to be provided to each Portfolio by Janus.

Investment Performance

Representatives of the Adviser reviewed with the Directors the Aggressive Growth, Small Cap Growth, and Risk Managed Balanced Portfolios’ performance year-to-date and for the 1-, 3- and 5-year periods ended January 31, 2017, as compared to the Portfolio’s Morningstar Peer Group and benchmarks. The Directors agreed that the Aggressive Growth Portfolio continues to have strong performance, noting the Portfolio performed in the top 18% or higher, relative to its Peer Group, over every period shown. As to the Small Gap Growth Portfolio, the Directors noted the improved year-to-date returns, and acknowledged that Janus had rebounded from a challenging period as shown in the 1-year returns. They considered the longer term performance of the Portfolio, noting that the Portfolio is in the top 9% for the 5-year period. Turning to the “Balanced” component of the Risk Managed Balanced Portfolio, the Directors noted that Janus had again shown significantly improved performance for the year-to-date period relative to that of the 1-year period. They noted that Janus contributed significantly to the Portfolio’s strong recent performance, and that for the recent 3 month period, the Janus component of the Risk Managed Balanced Portfolio ranked in the top 8% relative to peers. Overall, the Board concluded that the Portfolios’ performance was acceptable.

Fees and Expenses

The Board reviewed the advisory fee paid to Janus for each Portfolio and reviewed charts showing, for each Portfolio, how the Portfolios’ sub-advisory fees compared to the fees of the funds in its peer group. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to Janus. The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to Janus. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with Janus. With respect to the New Sub-Advisory Agreements, the Directors noted that there were no changes proposed to the existing sub-advisory fees and, as they had at the November 17, 2016 meeting, concluded that the sub-advisory fees were reasonable.

Profitability and Economies of Scale

The Directors reviewed the profitability analysis provided by Janus with respect to each Portfolio it sub-advises. They noted that Janus realized a profit in connection with its relationship with each Portfolio, but agreed that the profit was not excessive in terms of percentage of revenue or actual dollars. They further noted that because the sub-advisory fees were paid by the Adviser and not by a Portfolio, the Adviser was incentivized to negotiate a favorable fee. Accordingly, the cost of services provided by the Sub-Adviser and the profitability of the

Sub-Adviser in connection with its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the Sub-Adviser should not be a material factor in its deliberations.

After consideration of the foregoing, the Board reached the following conclusions regarding the proposed New Sub-Advisory Agreements with respect to each Portfolio, in addition to the conclusions set forth above: (a) Janus possesses the capability and resources to perform the duties required of it under the New Sub-Advisory Agreements; (b) the investment philosophy, strategies and techniques of Janus are appropriate for pursuing the applicable Portfolio’s investment objective; (c) Janus is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) Janus maintains appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously approved the New Sub-Advisory Agreements.

V.	Other Information

The Adviser and Administrator.    The Adviser serves as investment adviser for the Fund and all of its portfolios. The Adviser is wholly-owned by The Ohio National Life Insurance Company (“ONLIC”), which serves as the principal administrator for the Fund. The Adviser and ONLIC are located at One Financial Way, Montgomery, Ohio 45242.

Annual and Semi-Annual Reports.    The Fund has previously sent its most recent Annual Report and Semi-Annual Report to its shareholders. Copies of them are available, without charge, by writing to the Fund at One Financial Way, Montgomery, Ohio 45242 or by calling 1-877-665-6642.

Outstanding Shares.    The Portfolios each have one class of shares, 100% of which are owned of record by ONLIC, Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLIC called “Ohio National”) and National Security Life and Annuity Company (“NSLAC”). The address of Ohio National and NSLAC is One Financial Way, Montgomery, Ohio 45242.

Small Cap Growth Portfolio

As of March 31, 2017, there were 4,029,187 shares issued and outstanding. ONLIC owned 87.43% of these shares; ONLAC owned 9.81% and NSLAC owned 2.76%. These shares were allocated to Ohio National and NSLAC’s separate accounts as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	2,741,299	68.04%
Ohio National Variable Account B	46,478	1.15%
Ohio National Variable Account C	719,597	17.86%
Ohio National Variable Account D	15,195	0.38%
Ohio National Variable Account R	395,272	9.81%
National Security Variable Account L	0	0.00%
National Security Variable Account N	111,346	2.76%

Aggressive Growth Portfolio

As of March 31, 2017, there were 3,131,119 shares issued and outstanding. ONLIC owned 91.10% of these shares; ONLAC owned 7.79% and NSLAC owned 1.11%. These shares were allocated to Ohio National and NSLAC’s separate accounts as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	2,400,076	76.65%
Ohio National Variable Account B	9,312	0.30%

Separate Account	Shares	Percent of Class
Ohio National Variable Account C	434,642	13.88%
Ohio National Variable Account D	8,349	0.27%
Ohio National Variable Account R	244,039	7.79%
National Security Variable Account L	0	0.00%
National Security Variable Account N	34,701	1.11%

Risk Managed Balanced Portfolio

As of March 31, 2017, there were 26,110,575 shares issued and outstanding. ONLIC owned 97.80% of these shares; ONLAC owned 0.00% and NSLAC owned 2.20%. These shares were allocated to Ohio National and NSLAC’s separate accounts as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	25,350,224	97.09%
Ohio National Variable Account B	0	0.00%
Ohio National Variable Account C	183,905	0.71%
Ohio National Variable Account D	1,197	0.00%
Ohio National Variable Account R	0	0.00%
National Security Variable Account L	0	0.00%
National Security Variable Account N	575,249	2.20%

Director Ownership in the Fund.    None of the Directors or executive officers of the Fund directly owns shares of the Fund. Only one director, John J. Palmer, owns variable contracts that entitle him to give voting instructions to the Fund. As of March 31, 2017, the Directors and executive officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Portfolio.

Appendix A

SUB-ADVISORY AGREEMENT

This Agreement is made May 30, 2017 by and between Ohio National Investments, Inc., an Ohio corporation (the “Adviser”), and Janus Capital Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, Ohio National Fund, Inc. (the “Fund”), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “1940 Act”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “Advisers Act”); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to that portion of the assets of the Fund designated as the Small Cap Growth Portfolio (“Portfolio”) of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.        Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary and exclusive basis the cash, securities and other assets of the Portfolio. The Fund is the owner of all cash, securities and other assets in the Portfolio, and there are no restrictions on the pledge, hypothecation, transfer or sale of such cash, securities or assets. To enable the Sub-Adviser to exercise fully its discretion hereunder, the Adviser herby appoints the Sub-Adviser as agent and attorney-in-fact for the Portfolio with full authority to buy, sell and otherwise deal in securities and other intangible investments and contracts relating to the same for the Portfolio. Adviser acknowledges that Sub- Adviser has the authority to trade every day the market is open.

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund’s prospectus and statement of additional information, as amended from time to time (together, the “Prospectus”) and as interpreted from time to by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions and trading agreements in connection therewith. All such selections shall be made in accordance with the Fund’s policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information and in

accordance with the Sub-Adviser’s best execution policies. The Sub-Adviser may, on behalf of the Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Sub-Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Sub-Adviser’s overall responsibilities with respect to the Portfolio and the accounts as to which the Sub-Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Sub-Adviser, the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. It is recognized that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. The Adviser shall provide such assistance in setting up brokerage or other accounts as the Sub-Adviser may reasonably request.

(d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall:

(1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein;

(2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for such Portfolio as set forth in the Prospectus;

(3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4) coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31 a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require, other than proprietary information and provided that the Sub-Adviser shall not be responsible for portfolio accounting (including but not limited to the preparation of the daily net asset value of the Portfolio) nor shall it be required to generate information derived from Portfolio accounting data.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser, the other sub-adviser or the Fund.

(i) The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law.

(j) Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by Adviser with respect to transactions in securities or other assets concerning the Portfolio or another subadvised fund, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub- adviser or its affiliates.

(k) The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard of index, including other clients of the Sub-Adviser, whether public or private.

SECTION 2.        Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy and class action material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence. Any reimbursement of management fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Adviser.

SECTION 3.        Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser’s obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.        Sub-Advisory Fees

In consideration of the Sub-Adviser’s services to the Fund hereunder, the Sub-Adviser shall be entitled to an advisory fee, payable monthly, at the annual rate of (a) 0.55% of the first one hundred fifty million dollars ($150,000,000) of the average daily net assets of the Portfolio and (b) 0.45% of the average daily net assets of the Portfolio in excess of one hundred fifty million dollars ($150,000,000) during the month preceding each payment (the “Sub-Advisory Fee”) The Sub-Advisory Fee shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fee.

SECTION 5.        Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub- Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser’s duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively “Taxation”). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund for, and shall indemnify the Fund and hold it harmless from and against, any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Balanced Component of the Portfolio.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly and severally will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney’s fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub- Adviser would be inappropriate due to actual or potential conflicts of interest.

The obligations contained in this Section 5 shall survive termination of this Agreement.

SECTION 6.        Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser’s judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term “affiliated person” shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, but shall be under no obligation, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will comply with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.        Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser’s duties under this Agreement. The Adviser shall forward to the Sub-Adviser drafts of all amendments to the Fund’s registration statement that are related to the Portfolio, and the Adviser shall afford the Sub-Adviser an opportunity to comment thereon prior to filing with the Securities and Exchange Commission.

SECTION 8.        Proxies and Class Actions

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

The Adviser acknowledges and agrees that the Sub-Adviser shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Portfolio. The Adviser will instruct the applicable service providers not to forward to the Sub-Adviser any information concerning such actions. The Sub-Adviser will, however, forward to the Adviser any information it receives regarding any legal matters involving any asset held in the Portfolio.

SECTION 9.         Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial terms of two (2) years. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person. A vote by a majority of the Fund’s outstanding voting securities (within the meaning of the 1940 Act), is not required as the Adviser has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Fund’s outstanding voting securities

SECTION 10.        Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or Sub-Adviser without the payment of any penalty, upon 90 days’ prior notice in writing to the other party and to the Fund, or upon 60 days’ written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser’s agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser’s agreement to provide investment advisory services to the Portfolio has terminated.

(b)	This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 11.        Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the portfolio manager of the Portfolio; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Attention: General Counsel

If to the Sub-Adviser:

Janus Capital Management LLC

151 Detroit Street

Denver, CO 80206

Attention: General Counsel

SECTION 12.         Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 13.         Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. The parties agree to comply with all applicable law in connection with the performance of this Agreement.

SECTION 14.         Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 15.        Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b) The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d) This Agreement is a valid and binding agreement of the Sub-Adviser;

(e) A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f) The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser’s Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 16.        Representations and Warranties of Adviser.

The Adviser represents and warrants to the Sub-Adviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) Either (i) it is not a member of the National Futures Association (“NFA”) and is not required to be registered with the NFA or under the Commodity Exchange Act, as amended (the “CEA”), or (ii) if it is a member of the NFA or registered under the CEA, it has notified Sub-Adviser in writing of its status; in any such case, Adviser agrees to promptly notify Sub-Adviser of any change in its NFA membership status or if it becomes required to become a member of the NFA or register under the CEA;

(c) The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

(d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e) This Agreement is a valid and binding agreement of the Adviser;

(f) A true and complete copy of the Form ADV of the Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Sub-Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(g) The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV at least 48 hours prior to the execution of this Agreement;

(h) The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser’s Code of Ethics as may be amended from time to time;

(i) The Adviser shall be responsible for setting up and maintaining brokerage accounts and other accounts the Sub-Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement;

(j) As permitted under the Shareholder Communications Act of 1985, as amended, the Adviser has elected Objecting Beneficial Owner status (restricting custodian from disclosing Portfolio holdings to third parties) with respect to its relationship with the custodian. Throughout the term of this Agreement, the Adviser shall maintain Objecting Beneficial Owner status and, upon written request of the Sub-Adviser, shall provide written confirmation of such status;

(k) The Adviser hereby represents it is in compliance with all currently applicable anti-money laundering laws, rules and regulations including, but not limited to, the U.S.A. PATRIOT Act of 2001, P.L. 107-56.

SECTION 17.        Survival of Representations and Warranties: Duty to Update Information.

All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 15 and 16 hereof shall survive for the duration of this Agreement and the Parties hereto shall immediately notify, but in no event later than five (5) business days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true. In addition, the Sub-Adviser will deliver to the Adviser and the Fund copies of any amendments, supplements or updates to any of the information provided to the Adviser and attached as exhibits hereto within fifteen (15) days after becoming available.

SECTION 18.        Confidentiality

Subject to the duties of the Adviser, the Fund and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

The Adviser will not, directly or indirectly, and will not permit its affiliates, employees, officers, directors, agents, contractors, or the Portfolio to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of the Sub-Adviser, except as necessary for the performance of its duties under this Agreement or its agreement to provide investment advisory services to the Fund, or as required by law upon prior written notice to the Sub-Adviser. The Sub-Adviser is the sole owner of the name and mark “Janus.” The Adviser shall not, and shall not permit its affiliates, employees, officers, directors, agents, contractors or the Portfolio to, without prior written consent of the Sub-Adviser, use the name or mark “Janus” or make representations regarding the Sub-Adviser or its affiliates. Upon termination of this Agreement for any reason, the Adviser shall immediately cease, and the Adviser shall cause the Portfolio to immediately cease, all use of the Janus name or any Janus mark.

The Adviser and the Sub-Adviser will not use any information concerning the Portfolio’s holdings, including, without limitation, the names of the portfolio holdings and the values thereof for purposes of making any decision about whether to purchase or redeem shares of the Portfolio or to execute any other securities transactions.

SECTION 19.        Non-Exclusivity

Adviser acknowledges and agrees that this Agreement and the arrangements described herein are intended to be non-exclusive and that Sub-Adviser is free to enter into similar agreements and arrangements with other entities.

SECTION 20.        Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

SECTION 21.        General

(a) This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated.

(b) If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investment, Inc.

By:	/s/ Kimberly A. Plante
Kimberly A. Plante
Secretary

Janus Capital Management LLC

By:	/s/ Russell P. Shipman
Russell P. Shipman
SVP & Managing Director

Appendix B

SUB-ADVISORY AGREEMENT

This Agreement is made as of the May 30, 2017 by and between Ohio National Investments, Inc., an Ohio corporation (the “Adviser”), and Janus Capital Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, Ohio National Fund, Inc. (the “Fund”), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “1940 Act”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “Advisers Act”); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to that portion of the assets of the Fund designated as the Aggressive Growth Portfolio (“Portfolio”) of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.        Investment Advisory Services

(a)        The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary and exclusive basis the cash, securities and other assets of the Portfolio. The Fund is the owner of all cash, securities and other assets in the Portfolio, and there are no restrictions on the pledge, hypothecation, transfer or sale of such cash, securities or assets. To enable the Sub- Adviser to exercise fully its discretion hereunder, the Adviser hereby appoints the Sub-Adviser as agent and attorney-in-fact for the Portfolio with full authority to buy, sell and otherwise deal in securities and other intangible investments and contracts relating to the same for the Portfolio.

(b)        All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund’s prospectus and statement of additional information, as amended from time to time (together, the “Prospectus”) and as interpreted from time to by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c)        Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions and trading agreements in connection therewith. All such selections shall be made in accordance with the Fund’s policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information

and in accordance with the Sub-Adviser’s best execution policies. The Sub-Adviser may, on behalf of the Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Sub-Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transactions or in terms of the Sub-Adviser’s overall responsibilities with respect to the Portfolio and the accounts as to which the Sub-Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Sub-Adviser, the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. It is recognized that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. The Adviser shall provide such assistance in setting up brokerage or other accounts as the Sub-Adviser may reasonably request.

(d)        In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for such Portfolio as set forth in the Prospectus; (3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and 4) coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e)        In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f)        In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31 a-2 under the 1940 Act.

(g)        The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require, other than proprietary information and provided that the Sub-Adviser shall not be responsible for portfolio accounting nor shall it be required to generate information derived from Portfolio accounting data.

(h)        In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser, the other sub-adviser or the Fund.

(i)        The Portfolio assets shall be maintained in the custody of the custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law.

(j)        Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by Adviser with respect to transactions in securities or other assets concerning the Portfolio or another sub-advised fund, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

(k)        The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard of index, including other clients of the Sub-Adviser, whether public or private.

SECTION 2.        Expenses

(a)        The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b)        The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy and class action material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3.        Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser’s obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.        Sub-Advisory Fees

In consideration of the Sub-Adviser’s services to the Fund hereunder, the Sub-Adviser shall be entitled to a sub-advisory fee, payable monthly, at the annual rate of 0.55% of the first one hundred million dollars ($100,000,000) of the average daily net assets of the Portfolio during the month preceding each payment, 0.50% of the next four hundred million dollars ($400,000,000), and 0.45% of the average daily net assets of the Portfolio in excess of five hundred million dollars ($500,000,000) (the “Sub-Advisory Fee”) during such period. The Sub- Advisory Fee shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fee.

SECTION 5.        Limitation of Liability of Sub-Adviser

(a)        The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub- Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser’s duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind, (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively “Taxation”). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund for, and shall indemnify the Fund and hold it harmless from and against, any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Balanced Component of the Portfolio.

(b)        In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney’s fees incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.        Services to Other Clients and the Fund

(a)        Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser’s judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term “affiliated person” shall have the meaning assigned to it in the 1940 Act.

(b)        On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, but shall be under no obligation, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(c)        The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will comply with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.        Proxies and Class Actions

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

The Adviser acknowledges and agrees that the Sub-Adviser shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Portfolio. The Adviser will instruct the applicable service providers not to forward to the Sub-Adviser any information concerning such actions. The Sub-Adviser will, however, forward to the Adviser any information it receives regarding any legal matters involving any asset held in the Portfolio.

SECTION 8.        Reports to the Sub-Adviser

(a)        The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser’s duties under this Agreement. The Adviser shall forward to the Sub-Adviser drafts of all amendments to the Fund’s registration statement that are related to the Portfolio, and the Adviser shall afford the Sub-Adviser an opportunity to comment thereon prior to filing with the Securities and Exchange Commission.

SECTION 9.        Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 10.        Termination of Agreement Assignment

(a)        This Agreement may be terminated by the Adviser or Sub-Adviser without the payment of any penalty, upon 90 days’ prior notice in writing to the other party and to the Fund, or upon 60 days’ written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund. A vote by a majority of the Fund’s outstanding voting securities (within the meaning of the 1940 Act) is not required, as the Adviser has authority to enter into this Agreement pursuant to the exemptive relief from the SEC without a vote of the Fund’s outstanding voting securities. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser’s agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser’s agreement to provide investment advisory services to the Portfolio has terminated.

(b)        This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c)        Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 11.        Notices

(a)        The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

(b)        Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4506

With a copy to:

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Attention: General Counsel

If to the Sub-Adviser:

Janus Capital Management LLC

151 Detroit Street

Denver, Colorado 80206

Attention: General Counsel

SECTION 12.        Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 13.        Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. The parties agree to comply with all applicable law in connection with the performance of this Agreement.

SECTION 14.        Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 15.        Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a)        The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b)        The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)        The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub- Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d)        This Agreement is a valid and binding agreement of the Sub-Adviser;

(e)        A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(f)        The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub- Adviser’s Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 16.        Representations and Warranties of Adviser.

The Adviser represents and warrants to the Sub-Adviser as follows:

(a)        The Adviser is registered as an investment adviser under the Advisers Act;

(b)        Either (i) it is not a member of the National Futures Association (“NFA”) and is not required to be registered with the NFA or under the Commodity Exchange Act, as amended (the “CEA”), or (ii) if it is a member of the NFA or registered under the CEA, it has notified Sub-Adviser in writing of its status; in any such case, Adviser agrees to promptly notify Sub-Adviser of any change in its NFA membership status or if it becomes required to become a member of the NFA or register under the CEA;

(c)        The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

(d)        The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the

Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e)        This Agreement is a valid and binding agreement of the Adviser;

(f)        A true and complete copy of the Form ADV of the Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Sub-Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(g)        The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV at least 48 hours prior to the execution of this Agreement.

(h)        The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser’s Code of Ethics as may be amended from time to time.

SECTION 17.        Survival of Representations and Warranties: Duty to Update Information.

All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 15 and 16 hereof shall survive for the duration of this Agreement and the Parties hereto shall immediately notify, but in no event later than five (5) business days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer tn1e. In addition, the Sub-Adviser will deliver to the Adviser and the Fund copies of any amendments, supplements or updates to any of the information provided to the Adviser and attached as exhibits hereto within fifteen (15) days after becoming available.

SECTION 18.        Confidentiality

Subject to the duties of the Adviser, the Fund and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

The Adviser will not, directly or indirectly, and will not permit its affiliates, employees, officers, directors, agents, contractors, or the Portfolio to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of the Sub-Adviser, except as necessary for the performance of its duties under this Agreement or its agreement to provide investment advisory services to the Fund, or as required by law upon prior written notice to the Sub-Adviser. The Sub-Adviser is the sole owner of the name and mark “Janus.” The Adviser shall not, and shall not permit its affiliates, employees, officers, directors, agents, contractors or the Portfolio to, without prior written consent of the Sub-Adviser, use the name or mark “Janus” or make representations regarding the Sub-Adviser or its affiliates. Upon termination of this Agreement for any reason, the Adviser shall immediately cease, and the Adviser shall cause the Portfolio to immediately cease, all use of the Janus name or any Janus mark.

SECTION 19.        Non-Exclusivity

Adviser acknowledges and agrees that this Agreement and the arrangements described herein are intended to be non-exclusive and that Sub-Adviser is free to enter into similar agreements and arrangements with other entities.

SECTION 19.        Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties in this Agreement.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Kimberly A. Plante
Kimberly A. Plante
Secretary

Janus Capital Management LLC

By:	/s/ Russell P. Shipman
Russell P. Shipman
SVP & Managing Director

Appendix C

SUB-ADVISORY AGREEMENT

This Agreement is made as of May 30, 2017, by and between Ohio National Investments, Inc., an Ohio corporation (the “Adviser”), and Janus Capital Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, Ohio National Fund, Inc. (the “Fund”), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “1940 Act”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “Advisers Act”); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as one of the sub-advisers with respect to those portions of the assets of the Fund designated as the Risk Managed Balanced Portfolio (the “Portfolio”) of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.         Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the “Balanced Component”). The Portfolio’s allocation between the Balanced Component and the remaining assets of the Portfolio (the “Risk Management Component’’) will be monitored by the Adviser and the sub-adviser to the Risk Management Component. The Sub-Adviser shall assist the Adviser and the sub-adviser to the Risk Management Component in managing the periodic rebalancing between the components as detailed in the Fund prospectus. The Fund is the owner of all cash, securities and other assets of the Portfolio, and there are no restrictions on the pledge, hypothecation, transfer or sale of such cash, securities or assets. To enable the Sub-Adviser to exercise fully its discretion hereunder, the Adviser hereby appoints the Sub-Adviser as agent and Attorney-in-Fact for the Balanced Component of the Portfolio with full authority to buy, sell and otherwise deal in securities and other intangible investments and contracts relating to the same for the Portfolio.

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund’s prospectus and statement of additional information, as amended from time to time (together, the “Prospectus”) and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Balanced Component of the Portfolio and, when applicable, shall negotiate commissions and trading agreements in connection therewith. All such selections shall be made in accordance with the Fund’s policies and restrictions regarding brokerage allocation set forth in the Prospectus and in accordance with the Sub-Adviser’s best execution policies. The Sub-Adviser may, on behalf of the Balanced Component of the Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Sub-Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transactions or in terms of the Sub-Adviser’s overall responsibilities with respect to the Portfolio and the accounts as to which the Sub-Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii} in the opinion of the Sub-Adviser, the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. It is recognized that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. The Adviser shall provide such assistance in setting up brokerage or other accounts as the Sub-Adviser may reasonably request.

(d) In carrying out its obligations to manage the investments and reinvestments of the Balanced Component of the Portfolio, the Sub-Adviser shall:

(1) obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Balanced Component of the Portfolio or under consideration for inclusion therein;

(2) formulate and implement a continuous investment program for the Balanced Component of the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4) coordinate with the Adviser and the sub-adviser to the Risk Management Component of the Portfolio to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the J.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31 a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Balanced Component, and the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser, the other sub-adviser or the Fund.

(i) The Portfolio assets shall be maintained in the custody of the custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law.

(j) The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard of index, including other clients of the sub-Adviser, whether public or private.

SECTION 2.        Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy and class action material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3.        Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser’s obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.        Sub-Advisory Fees

In consideration of the Sub-Adviser’s services to the Fund hereunder, the Sub-Adviser shall be entitled to sub- advisory fees, payable monthly, at the annual rate 0.35% of the first five hundred million dollars ($500 million) of the average daily net assets of the Portfolio, and 0.25% of the average daily net assets of the Portfolio in excess of five hundred million dollars ($500 million) (the “Sub-Advisory Fees”). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5.        Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub- Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or Joss arising out of any investment or other act or omission in the performance of the Sub- Adviser’s duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively “Taxation”). Notwithstanding the foregoing sentence and the provisions of Section S(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund for, and shall indemnify the Fund and hold it harmless from and against, any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Balanced Component of the Portfolio.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney’s fees incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.        Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser’s judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term “affiliated person” shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.        Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser’s duties under this Agreement.

SECTION 8.        Proxies and Class Actions

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

The Adviser acknowledges and agrees that the Sub-Adviser shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Balanced Component of the Portfolio. The Adviser will instruct the applicable service providers not to forward to the Sub-Adviser any information concerning such actions. The Sub-Adviser will, however, forward to the Adviser any information it receives regarding any legal matters involving any asset held in the Balanced Component of the Portfolio.

SECTION 9.        Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person. A vote by a majority of the Fund’s outstanding voting securities (within the meaning of the 1940 Act), is not required as the Adviser has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Fund’s outstanding voting securities

SECTION 10. Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days’ prior notice in writing to the other party and to the Fund, or upon 60 days’ written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser’s agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser’s agreement to provide investment advisory services to the Portfolio has terminated.

(b)	This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 11.        Notices

(a)	The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events:

(1) any change in the Portfolio’s portfolio manager;

(2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

(3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or

(4) any proposed change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

Christopher A. Carlson, President

Ohio National Investments, Inc. P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Janus Capital Management LLC

151 Detroit Street

Denver, CO 80206

Attention: General Counsel

SECTION 12.        Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 13.        Applicable Provisions of law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. The parties agree to comply with all applicable law in connection with the performance of this Agreement.

SECTION 14.        Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 15.        Confidentiality and Use of Name

Subject to the duties of the Adviser, the Fund and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

The Adviser will not, directly or indirectly, and will not permit its affiliates, employees, officers, directors, agents, contractors the Sub-Adviser to the Risk Management Component, or the Portfolio to, in any form or by any means, use disclose, or furnish, to any person or entity, records or information concerning the business of the Sub-Adviser, except as necessary for the performance of its duties under this Agreement or its agreement to provide investment advisory services to the Fund, or as required by Jaw upon prior written notice to the Sub-Adviser. The Sub-Adviser is the sole owner of the name or mark “Janus.” The Adviser shall not, and shall not permit its affiliates, employees, officers, directors, agents, contractors, or the Portfolio to, without prior written consent of the Sub-Adviser, use the name or mark “Janus” or make representations regarding the Sub-Adviser or its affiliates. Upon termination of this Agreement for any reason, the Adviser shall immediately cease, and the Adviser shall cause the Portfolio to immediately cease, all use of the Janus name or any Janus mark.

The Adviser, for itself and on behalf of the sub-adviser to the Risk Management Component, and Sub-Adviser will not use any information concerning the Portfolio’s holdings, including, without limitation, the names of the portfolio holdings and the values thereof for purposes of making any decision about whether to purchase or redeem shares of the Portfolio or to execute any other securities transaction except as necessary for the performance of its duties under this Agreement, its agreement to provide investment advisory services to the Fund, or the sub-advisory agreement between the Adviser and the sub-adviser to the Risk Management Component.

SECTION 16.        Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties in this Agreement.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Kimberly A. Plante
Kimberly A. Plante
Secretary

Janus Capital Management LLC

By:	/s/ Russell P. Shipman
Russell P. Shipman
SVP & Managing Director